                                                                      Exhibit 99

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:          9/1/2003
COLLECTION PERIOD ENDING:            9/30/2003
PREV. DISTRIBUTION/CLOSE DATE:       9/12/2003
DISTRIBUTION DATE:                  10/14/2003
DAYS OF INTEREST FOR PERIOD:                32
DAYS OF COLLECTION PERIOD                   30
MONTHS SEASONED:                             7

                                                                       ORIGINAL
PURCHASES               UNITS      CUT-OFF DATE     CLOSING DATE     POOL BALANCE
---------               -----      ------------     ------------     ------------
INITIAL PURCHASE        65,308      2/28/2003        3/26/2003       1,001,149,138.34
SUB. PURCHASE #1
SUB. PURCHASE #2
                        ------                                       ----------------
TOTAL                   65,308                                       1,001,149,138.34

I.    ORIGINAL DEAL PARAMETERS

                                            DOLLAR AMOUNT         # OF CONTRACTS
                                            -------------         --------------
Original Portfolio :                   $ 1,001,149,138.34                 65,308

                                                                                  LEGAL FINAL
Original Securities:                            DOLLAR AMOUNT         COUPON       MATURITY
                                                -------------         ------       --------
    Class A-1 Notes                        $   200,000,000.00        1.25000%      4/12/2004
    Class A-2-A Notes                          177,000,000.00        1.59000%      5/12/2006
    Class A-2-B Notes                          100,000,000.00        Floating      5/12/2006
    Class A-3 Notes                            228,000,000.00        Floating      7/12/2007
    Class A-4 Notes                            206,000,000.00        Floating      9/12/2009
    Class B Notes                               90,149,138.00        8.00000%      9/12/2009
                                           ------------------
         Total                             $ 1,001,149,138.00

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

    (1)   Beginning of period Aggregate Principal Balance                                                      (1)   868,378,969.87
                                                                                                                  ------------------
    (2)   Subsequent Receivables Added                                                                         (2)               --
                                                                                                                  ------------------
          Monthly Principal Amounts

          (3)   Principal Portion of Scheduled Payments Received              (3)  10,859,882.41
                                                                                 ---------------
          (4)   Principal Portion of Prepayments Received                     (4)  10,917,166.59
                                                                                 ---------------
          (5)   Principal Portion of Liquidated Receivables                   (5)   6,317,691.32
                                                                                 ---------------
          (6)   Aggregate Amount of Cram Down Losses                          (6)             --
                                                                                 ---------------
          (7)   Other Receivables adjustments                                 (7)             --
                                                                                 ---------------
          (8)   Total Principal Distributable Amounts                                                          (8)    28,094,740.32
                                                                                                                  ------------------
    (9)   End of Period Aggregate Principal Balance                                                            (9)   840,284,229.55
                                                                                                                  ==================
    (10)  Pool Factor  (Line 9 / Original Pool Balance)                                                        (10)         83.9320%
                                                                                                                  ==================

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:

                                  CLASS A-1       CLASS A-2-A      CLASS A-2-B       CLASS A-3        CLASS A-4         CLASS B
                               ---------------   --------------   --------------   --------------   --------------   -------------
(11)  Original Note Balance    $200,000,000.00   177,000,000.00   100,000,000.00   228,000,000.00   206,000,000.00   90,149,138.00
                               ---------------------------------------------------------------------------------------------------

(12)  Beginning of period
       Note Balance              44,489,703.79   177,000,000.00   100,000,000.00   228,000,000.00   206,000,000.00   63,322,346.05
                               ---------------------------------------------------------------------------------------------------

(13)  Noteholders' Principal
       Distributable Amount      24,442,424.08               --               --               --               --    8,472,895.42
(14)  Class A Noteholders'
       Accelerated Principal
       Amount                               --               --               --               --               --
(15)  Class A Noteholders'
       Principal Carryover
       Amount                               --               --               --               --               --
(16)  Policy Claim Amount                   --               --               --               --               --
                               ---------------------------------------------------------------------------------------------------
(17)  End of period Note
       Balance                   20,047,279.71   177,000,000.00   100,000,000.00   228,000,000.00   206,000,000.00   54,849,450.63
                               ===================================================================================================

(18)  Note Pool Factors
       (Line 17 / Line 11)             10.0236%        100.0000%        100.0000%        100.0000%        100.0000%        60.8430%
                               ---------------------------------------------------------------------------------------------------

(19)  Class A Noteholders'
       Ending Note Balance      731,047,279.71

(20)  Class B Noteholders'
       Ending Note Balance       54,849,450.63

(21)  Class A Noteholders'
       Beginning Note
       Balance                  755,489,703.79

(22)  Class B Noteholders'
       Beginning Note
       Balance                   63,322,346.05

(23)  Total Noteholders
       Principal
       Distribution for
       Collection Period         32,915,319.50

(24)  Total Noteholders
       Interest
       Distribution for
       Collection Period          1,350,160.31

                                     TOTAL
                               -----------------
(11)  Original Note Balance    $1,001,149,138.00
                               -----------------

(12)  Beginning of period
       Note Balance               818,812,049.84
                               -----------------

(13)  Noteholders' Principal
       Distributable Amount        32,915,319.50
(14)  Class A Noteholders'
       Accelerated Principal
       Amount                                 --
(15)  Class A Noteholders'
       Principal Carryover
       Amount                                 --
(16)  Policy Claim Amount                     --
                               -----------------
(17)  End of period Note
       Balance                    785,896,730.34
                               =================

(18)  Note Pool Factors
       (Line 17 / Line 11)               78.4995%
                               -----------------

(19)  Class A Noteholders'
       Ending Note Balance

(20)  Class B Noteholders'
       Ending Note Balance

(21)  Class A Noteholders'
       Beginning Note
       Balance

(22)  Class B Noteholders'
       Beginning Note
       Balance

(23)  Total Noteholders
       Principal
       Distribution for
       Collection Period

(24)  Total Noteholders
       Interest
       Distribution for
       Collection Period

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:

(25)   Total Monthly Principal Collection Amounts                                                               (25)   28,094,740.32
                                                                                                                    ----------------
(26)   Required Pro Forma Class A Note Balance (87% x Line 9)                         (26)  731,047,279.71
                                                                                          ----------------
(27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                              (27)  727,394,963.47
                                                                                          ----------------
(28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                             (28)    3,652,316.24              3,652,316.24
                                                                                          ----------------          ----------------
(29)   Principal Distribution Amount (Line 25 - Line 28)                                                        (29)   24,442,424.08
                                                                                                                    ================

V.    RECONCILIATION OF COLLECTION ACCOUNT:

       AVAILABLE FUNDS

        (30)   Interest Collections                                                   (30)   11,968,032.73
                                                                                          ----------------
        (31)   Repurchased Loan Proceeds Related to Interest                          (31)              --
                                                                                          ----------------
        (32)   Principal Collections                                                  (32)   10,859,882.41
                                                                                          ----------------
        (33)   Prepayments in Full                                                    (33)   10,917,166.59
                                                                                          ----------------
        (34)   Prepayments in Full Due to Administrative Repurchases                  (34)              --
                                                                                          ----------------
        (35)   Repurchased Loan Proceeds Related to Principal                         (35)              --
                                                                                          ----------------
        (36)   Collection of Supplemental Servicing - Extension and Late Fees         (36)      256,215.68
                                                                                          ----------------
        (37)   Collection of Supplemental Servicing - Repo and Recovery Fees
                Advanced                                                              (37)              --
                                                                                          ----------------
        (38)   Liquidation Proceeds                                                   (38)    1,970,049.43
                                                                                          ----------------
        (39)   Recoveries from Prior Month Charge-Offs                                (39)      178,542.57
                                                                                          ----------------
        (40)   Investment Earnings - Collection Account                               (40)       17,959.08
                                                                                          ----------------
        (41)   Investment Earnings - Spread Account                                   (41)       19,790.13
                                                                                          ----------------
        (42)   Proceeds from Swap Agreement                                           (42)              --
                                                                                          ----------------
        (43)   Total Available Funds                                                                            (43)   36,187,638.62
                                                                                                                    ----------------

       DISTRIBUTIONS:

        (44)   Base Servicing Fee - to Servicer                                       (44)    1,628,210.57
                                                                                          ----------------
        (45)   Payment to Swap Provider                                               (45)      556,315.56
                                                                                          ----------------
        (46)   Supplemental Servicing Fee - to Servicer                               (46)      446,199.90
                                                                                          ----------------
        (47)   Indenture Trustee Fees                                                 (47)          250.00
                                                                                          ----------------
        (48)   Owner Trustee Fees                                                     (48)              --
                                                                                          ----------------
        (49)   Backup Servicer Fees                                                   (49)              --
                                                                                          ----------------

      NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                                BEGINNING     INTEREST      INTEREST                            CALCULATED
                 CLASS        NOTE BALANCE    CARRYOVER       RATE      DAYS     DAYS BASIS     INTEREST
                 -----        ------------    ---------       ----      ----     ----------     --------
        (50)   Class A-1      44,489,703.79          --     1.25000%     32     Act.Days/360     49,433.00   (50)          49,433.00
                                                                                                                 -------------------
        (51)  Class A-2-A    177,000,000.00          --     1.59000%     30        30/360       234,525.00   (51)         234,525.00
                                                                                                                 -------------------
        (52)  Class A-2-B    100,000,000.00          --     1.21000%     32     Act.Days/360    107,555.56   (52)         107,555.56
                                                                                                                 -------------------
        (53)   Class A-3     228,000,000.00          --     1.31000%     32     Act.Days/360    265,493.33   (53)         265,493.33
                                                                                                                 -------------------
        (54)   Class A-4     206,000,000.00          --     1.48000%     32     Act.Days/360    271,004.44   (54)         271,004.44
                                                                                                                 -------------------
        (55)    Class B       63,322,346.05          --     8.00000%     30        30/360       422,148.97   (55)         422,148.97
                                                                                                                 -------------------

      NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                              PRINCIPAL      PRINCIPAL    EXCESS       MANDATORY                   TOTAL
                 CLASS       DISTRIBUTION    CARRYOVER   PRIN. DUE   NOTE PREPAYMENT             PRINCIPAL
        (56)   Class A-1    24,442,424.08           --          --                --     --    24,442,424.08    (56)   24,442,424.08
                                                                                                                    ----------------
        (57)  Class A-2-A              --           --          --                --     --               --    (57)              --
                                                                                                                    ----------------
        (58)  Class A-2-B              --           --          --                --     --               --    (58)              --
                                                                                                                    ----------------
        (59)   Class A-3               --           --          --                --     --               --    (59)              --
                                                                                                                    ----------------
        (60)   Class A-4               --           --          --                --     --               --    (60)              --
                                                                                                                    ----------------
        (61)    Class B                --           --          --                --     --               --    (61)              --
                                                                                                                    ----------------

        (62)   Insurer Premiums - to AMBAC                                        (62)      134,025.00
                                                                                      ----------------
        (63)   Total Distributions                                                                              (63)   28,557,585.42
                                                                                                                    ----------------
(64)   Excess Available Funds (or Premium Claim Amount)                                                         (64)    7,630,053.20
                                                                                                                    ----------------
(65)   Deposit to Spread Account to Increase to Required Level                                                  (65)              --
                                                                                                                    ----------------
(66)   Amount available for Noteholders' Accelerated Principle Amount                                           (66)              --
                                                                                                                    ----------------
(67)   Amount available for Deposit into the Note Distribution Account                                          (67)    7,630,053.20
                                                                                                                    ----------------

VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:

(68)   Excess Available Funds After Amount to Increase Spread to Required
        Level (Line 64 - Line 65)                                                  (68)    7,630,053.20
                                                                                       ----------------
(69)   Spread Account Balance in Excess of Required Spread Balance                 (69)      842,842.21
                                                                                       ----------------
(70)   Total Excess Funds Available                                                (70)    8,472,895.42
                                                                                       ----------------
(71)   Pro Forma Class A Note Balance (Line 21 - Line 8)                           (71)  727,394,963.47
                                                                                       ----------------
(72)   Required Pro Forma Class A Note Balance (87% x Line 9)                      (72)  731,047,279.71
                                                                                       ----------------
(73)   Excess of Pro Forma Balance over Required Balance (Line 71 - Line 72)       (73)              --
                                                                                       ----------------
(74)   Lesser of (Line 72) or (Line 73)                                            (74)              --
                                                                                       ----------------
(75)   Accelerated Principal Amount (Lesser of Line 70 or 74)                                                   (75)              --
                                                                                                                    ----------------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

VII.  RECONCILIATION OF SPREAD ACCOUNT:                          INITIAL DEPOSIT                                       TOTAL
                                                                 ---------------                               ---------------------
(76)         INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS         30,034,474.15                                       30,034,474.15
                                                                 ---------------                                   -----------------
(77)         BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                        (77)    26,051,369.10
                                                                                                                   -----------------
             ADDITIONS TO SPREAD ACCOUNT

      (78)   Deposit from Collection Account (Line 65)                               (78)              --
                                                                                         ----------------
      (79)   Investments Earnings                                                    (79)       19,790.13
                                                                                         ----------------
      (80)   Deposits Related to Subsequent Receivables
              Purchases                                                              (80)              --
                                                                                         -----------------
      (81)   Total Additions                                                                                   (81)        19,790.13
                                                                                                                   -----------------
             SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                  (82)    26,071,159.23
             AND SPREAD ACCOUNT REQUIREMENT AMOUNT                                                                 -----------------

      (83)   3% of the Ending Pool Balance (3% x Line 9)                             (83)   25,208,526.89
                                                                                         ----------------
      (84)   Floor Amount (2.25% of Original Pool Balance)         22,525,855.61     (84)              --
                                                                 ---------------         ----------------
      (85)   If a Spread Cap Event exists then 6% of the
              Ending Pool Balance                                             --     (85)              --
                                                                 ---------------         ----------------
      (86)   If a Trigger Event exists then an unlimited
              amount as determined by the Controlling Party                          (86)              --
                                                                                         ----------------
      (87)   Spread Account Requirement                                                                        (87)    25,208,526.89
                                                                                                                   -----------------
             WITHDRAWALS FROM SPREAD ACCOUNT

      (88)   Withdrawal pursuant to Section 5.1(b) (Transfer
              Investment Earnings to the Collection Account)                          (88)      19,790.13
                                                                                         ----------------
      (89)   Withdrawal pursuant to Section 5.7(Spread Account
              Draw Amount)                                                            (89)             --
                                                                                         ----------------
      (90)   Withdrawal pursuant to Section 5.7(b)(xiv)
              (Other unpaid amounts owed to the Insurer)                              (90)             --
                                                                                         ----------------
      (91)   Withdrawal pursuant to Section 5.7(b)(xv) (Note
              Distribution Account - Class A Noteholders'
              Accelerated Principal Amount)                                           (91)             --
                                                                                         ----------------
      (92)   Withdrawal pursuant to Section 5.7(b)(xvi)
              (Swap Provider - Amounts Due with Respect to
              Transaction II)                                                         (92)             --
                                                                                         ----------------
      (93)   Withdrawal pursuant to Section 5.7(b)(xvii) (Note
              Distribution Account - Class B Noteholders'
              Principal)                                                              (93)     842,842.21
                                                                                         ----------------

      (94)   Total Withdrawals                                                        (94)     862,632.34
                                                                                         ----------------
                                                                                                               (95)       862,632.34
                                                                                                                   -----------------
             END OF PERIOD SPREAD ACCOUNT BALANCE                                                              (96)    25,208,526.89
                                                                                                                   -----------------

VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE

(97)    Aggregate Principal Balance                                               (97)   840,284,229.55
                                                                                       ----------------
(98)    End of Period Class A Note Balance                                        (98)   731,047,279.71
                                                                                       ----------------
(99)    Line 97 less Line 98                                                      (99)   109,236,949.84
                                                                                       ----------------
(100)   OC Level (Line 99 / Line 97)                                              (100)           13.00%
                                                                                       ----------------
(101)   Ending Spread Balance as of a percentage of Aggregate Principal Balance
         (Line 96 / Line 97)                                                      (101)            3.00%
                                                                                       ----------------
(102)   OC Percentage (Line 100 + Line 101)                                                                   (102)           16.00%
                                                                                                                   -----------------

IX.   AMOUNTS DUE TO CERTIFICATEHOLDER

(103)   Beginning of Period Class B Noteholder Balance                                                        (103)    63,322,346.05
(104)   Funds Available to the Class B Noteholder                                                             (104)     8,472,895.42
(105)   Remaining Balance to the Certificateholder                                                            (105)               --



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms

Title:    Sr. VP & Chief Financial Officer
Date:     3-Oct-2003

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2003-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of March 1, 2003. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:                                          09/01/2003
COLLECTION PERIOD ENDING:                                             09/30/2003
PREV. DISTRIBUTION/CLOSE DATE:                                        09/12/2003
DISTRIBUTION DATE:                                                    10/14/2003
DAYS OF INTEREST FOR PERIOD:                                                  32
DAYS IN COLLECTION PERIOD:                                                    30
MONTHS SEASONED:                                                               7

Original Pool Balance                                         $ 1,001,149,138.34
Beginning of Period Pool Balance                                  868,378,969.87
Principal Reduction during preceding Collection Period             28,094,740.32
End of Period Pool Balance                                    $   840,284,229.55

I.  COLLECTION PERIOD
    NOTE BALANCE
    CALCULATION:                CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3         CLASS A-4
                                ---------        -----------       -----------        ---------         ---------
 (1)   Original Note
        Balance        (1)   $200,000,000.00   $177,000,000.00   $100,000,000.00   $228,000,000.00   $206,000,000.00
                             ---------------   ---------------   ---------------   ---------------   ---------------
 (2)   Beginning of
        Period Note
        Balance        (2)     44,489,703.79    177,000,000.00    100,000,000.00    228,000,000.00    206,000,000.00

 (3)   Note Principal
        Payments       (3)     24,442,424.08              0.00              0.00              0.00              0.00

 (4)   Preliminary
        End of period
        Note Balance   (4)     20,047,279.71    177,000,000.00    100,000,000.00    228,000,000.00    206,000,000.00
                             ---------------   ---------------   ---------------   ---------------   ---------------

 (5)   Policy Claim
        Amount         (5)              0.00              0.00              0.00              0.00              0.00

 (6)   End of period
        Note Balance   (6)     20,047,279.71    177,000,000.00    100,000,000.00    228,000,000.00    206,000,000.00
                             ===============   ===============   ===============   ===============   ===============

 (7)   Note Pool
        Factors
        (6)/(1)        (7)        10.0236399%      100.0000000%      100.0000000%      100.0000000%      100.0000000%
                             ===============   ===============   ===============   ===============   ===============

I.  COLLECTION PERIOD
    NOTE BALANCE
    CALCULATION:                CLASS B             TOTAL
                                -------             -----
 (1)   Original Note
        Balance        (1)   $90,149,138.00    $1,001,149,138.00
                             --------------    -----------------
 (2)   Beginning of
        Period Note
        Balance        (2)    63,322,346.05       818,812,049.84

 (3)   Note Principal
        Payments       (3)     8,472,895.42        32,915,319.50

 (4)   Preliminary
        End of period
        Note Balance   (4)    54,849,450.63       785,896,730.34
                             --------------    -----------------

 (5)   Policy Claim
        Amount         (5)             0.00                 0.00

 (6)   End of period
        Note Balance   (6)    54,849,450.63       785,896,730.34
                             ==============    =================

 (7)   Note Pool
        Factors
        (6) / (1)      (7)       60.8430118%          78.4994663%
                             ==============    =================

II. NOTE INTEREST
    DISTRIBUTION AND
    CARRYOVER AMOUNT            CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3         CLASS A-4
                                ---------        -----------       -----------        ---------         ---------
 (8)   Note Interest
        Payments       (8)         49,433.00        234,525.00        107,555.56        265,493.33        271,004.44
 (9)   Interest
        Carryover
        Amount         (9)              0.00              0.00              0.00              0.00              0.00

II. NOTE INTEREST
    DISTRIBUTION AND
    CARRYOVER AMOUNT             CLASS B           TOTAL
                                 -------           -----
 (8)   Note Interest
        Payments       (8)        422,148.97      1,350,160.31
 (9)   Interest
        Carryover
        Amount         (9)              0.00              0.00

III. DISTRIBUTION PER
     $1,000 OF
     ORIGINAL BALANCE           CLASS A-1        CLASS A-2-A       CLASS A-2-B        CLASS A-3         CLASS A-4
                                ---------        -----------       -----------        ---------         ---------
(10)   Principal
        Distribution   (10)           122.21              0.00              0.00              0.00              0.00
(11)   Interest
        Distribution   (11)             1.11              1.33              1.08              1.16              1.32
                             ---------------   ---------------   ---------------   ---------------   ---------------
(12)   Total
        Distribution
        (10) + (11)    (12)           123.32              1.33              1.08              1.16              1.32

III. DISTRIBUTION PER
     $1,000 OF
     ORIGINAL BALANCE            CLASS B            TOTAL
                                 -------            -----
(10)   Principal
        Distribution   (10)            93.99            216.20
(11)   Interest
        Distribution   (11)             6.67             12.66
                             ---------------   ---------------
(12)   Total
        Distribution
        (10) + (11)    (12)           100.65            228.86

IV.   SERVICING FEE PAID TO THE SERVICER

(13)   Base Servicing Fee Paid for the Prior Collection Period                                                        $ 1,628,210.57
(14)   Supplemental Servicing Fee Paid for the Prior Collection Period                                                    446,199.90
                                                                                                                      --------------
(15)   Total Fees Paid to the Servicer                                                                                $ 2,074,410.47

V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                         CUMULATIVE                      MONTHLY
                                                                                         ----------                      -------
(16)   Original Number of Receivables                                           (16)           65,308
                                                                                       --------------      -----      --------------
(17)   Beginning of period number of Receivables                                (17)           60,481                         60,481
(18)   Number of Subsequent Receivables Purchased                               (18)                0                              0
(19)   Number of Receivables becoming Liquidated Receivables during period      (19)            1,761                            479
(20)   Number of Receivables becoming Purchased Receivables during period       (20)                0                              0
(21)   Number of Receivables paid off during period                             (21)            4,333                            788
                                                                                       --------------      -----      --------------
(22)   End of period number of Receivables                                      (22)           59,214                         59,214
                                                                                       --------------      -----      --------------

VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)

                                                                                          ORIGINAL       PREV. MONTH       CURRENT
                                                                                          --------       -----------     ----------
(23)   Weighted Average APR of the Receivables                                  (23)         17.64%            17.62%         17.62%
(24)   Weighted Average Remaining Term of the Receivables                       (24)          58.8              53.2           52.3
(25)   Weighted Average Original Term of Receivables                            (25)          65.7              65.8           65.8
(26)   Average Receivable Balance                                               (26)     $  15,330       $    14,358     $   14,191
(27)   Aggregate Realized Losses                                                (27)     $       0       $ 4,981,518     $4,169,099
                                                                                         ---------       -----------     ----------

                   TRIAD AUTOMOBILE RECEIVABLES TRUST 2003-A
                       Class A-1 1.25% Asset Backed Notes
                      Class A-2-A 1.59% Asset Backed Notes
                  Class A-2-B Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)

       Receivables with Scheduled Payment delinquent                                              UNITS      DOLLARS      PERCENTAGE
                                                                                                  -----      -------      ----------
(28)      31-60 days                                                                      (28)    3,472    $49,358,736    5.87%
(29)      61-90 days                                                                      (29)      946     13,128,074    1.56%
(30)      over 90 days                                                                    (30)      789     11,156,401    1.33%
                                                                                                  -----    -----------    -----
(31)      Receivables with Scheduled Payment delinquent more
           than 30 days at end of period                                                  (31)    5,207    $73,643,211    8.76%
                                                                                                  -----    -----------    -----

VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)

(32)   Total Net Liquidation Losses for the preceding Collection Period                                       (32)    4,169,099.32
(33)   Beginning of Period Pool Balance                                                                       (33)  868,378,969.87
(34)   Net Loss Rate                                                                                          (34)            0.48%

IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)

(35)  Aggregrate Principal Balance of Receivables extended during the
       preceding collection period                                                                            (35)   14,363,754.93
(36)  Beginning of Period Pool Balance                                                                        (36)  868,378,969.87
(37)  Monthly Extension Rate                                                                                  (37)            1.65%

X.    PERFORMANCE TESTS:

DELINQUENCY RATE

(38)  Receivables with Scheduled Payment delinquent > 60 days at end of
       preceding collection period ( 29 + 30 )                                     (38)  $24,284,474.56
                                                                                       ----------------
(39)  End of period Principal Balance                                              (39)  840,284,229.55
                                                                                       ----------------
(40)  Delinquency Ratio (38) divided by (39)                                                                    (40)           2.89%
                                                                                                                    ----------------
(41)  Delinquency Rate Trigger Level for the Preceding Collection Period                                        (41)           6.75%
                                                                                                                    ----------------
(42)  Preceding Collection Period Delinquency Rate Compliance                                                   (42)      PASS
                                                                                                                    ----------------

CUMULATIVE NET LOSS RATIO

(43)  Cumulative Net Losses incurred prior to the Preceding Collection Period      (43)      12,052,838.90
                                                                                       -------------------
(44)  Net Loss incurred in Preceding Collection Period                             (44)       4,169,099.32
                                                                                       -------------------
(45)  Cumulative Net Losses                                                        (45)      16,221,938.22
                                                                                       -------------------
(46)  Original Pool Balance                                                        (46)  $1,001,149,138.34
                                                                                       -------------------
(47)  Cumulative Net Loss Ratio ((45)/(46))                                                                     (47)           1.62%
                                                                                                                    ----------------
(48)  Cumulative Net Loss Rate Trigger Level for the Preceding
       Collection Period                                                                                        (48)           4.68%
                                                                                                                    ----------------
(49)  Preceding Collection Period Cumulative Net Loss Rate Compliance                                           (49)      PASS
                                                                                                                    ----------------

AVERAGE MONTHLY EXTENSION RATE

(50)  Principal Balance of Receivables extended during preceding Collection
       Period                                                                      (50)            1.65%
                                                                                       ----------------
(51)  Principal Balance of Receivables extended during the Second Preceding
       Collection Period                                                           (51)            1.07%
                                                                                       ----------------
(52)  Principal Balance of Receivables extended during the Third Preceding
       Collection Period                                                           (52)            1.00%
                                                                                       ----------------
(53)  Average Monthly Extension Rate ((50) +(51) +(52)) / 3                                                     (53)           1.24%
                                                                                                                    ----------------
(54)  Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                                   (54)      PASS
                                                                                                                    ----------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:       (S)/Mike Wilhelms
Name:     Mike Wilhelms

Title:    Sr. VP & Chief Financial Officer
Date:     3-Oct-2003


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